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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 8-K into the previously filed registration statements (Forms S-3 No.
33312983, No. 333-06873, No. 333-45533, No. 333-39289, No. 33-97680, No.
33-84974 and Forms S-8 No. 333-56165 and No. 333-06869) of Equity Residential Properties Trust.

Arthur Andersen LLP

Atlanta, Georgia
July 22, 1998